LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Supplement dated September 24, 2012, to the Loomis Sayles Inflation Protected

Securities Fund Statement of Additional Information, dated February 1, 2012, as may be revised or supplemented from time to time.

Effective immediately, paragraph (13) of the sub-section “Investment Restrictions” within the section “Investment Strategies and Risks” for the Loomis Sayles Inflation Protected Securities Fund is amended and restated as follows:

The Loomis Sayles Inflation Protected Securities Fund may not:

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and swaps and enter into currency forward contracts.